CONTINGENCIES	12 Months Ended
Mar. 31, 2016
Loss Contingency [Abstract]
Contingencies Disclosure [Text Block]
NOTE 28	-	CONTINGENCIES

As part of the Company’s efforts to ensure the retention and continuity of key employees, officers and directors in the event of a change of control of the ownership of the Company, the Board of Directors passed a resolution whereby, in the event of a change in control of the ownership of the Company, key executives would receive an amount equal to twelve months of such executive’s salary, and certain Directors and managers would receive an amount equal to six months of such Director’s or managers fees or salaries, as applicable. In addition, the resolution passed provided for the immediate vesting of outstanding options, in the event of a change of control.